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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549

                               -------------------


                                    FORM 8-K


                                 Current Report


                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934


                                  July 24, 2006
                Date of Report (Date of earliest event reported)

                          COLLINS & AIKMAN CORPORATION
             (Exact name of registrant as specified in its charter)


            Delaware                      1-10218                13-3489233
(State or other jurisdiction of   (Commission file number)   (I.R.S. Employer
 incorporation or organization)                              Identification No.)

                              26533 Evergreen Road
                           Southfield, Michigan 48076
                    (Address of principal executive offices)

                                 (248) 728-4500
                         (Registrant's telephone number,
                              including area code)

                             250 Stephenson Highway
                              Troy, Michigan 48083
          (Former name or former address, if changed since last report)
                            ------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01         Entry into a Material Definitive Agreement.

         On July 24, 2006, Collins & Aikman Corporation (the "Company") announced the appointment of James W. Wynalek as President-Plastics Operations. The press release dated July 24, 2006 regarding the appointment of Mr. Wynalek, attached as Exhibit 99.1 to this Form 8-K, provides further information on this appointment.

         Under the terms of Mr. Wynalek's employment agreement, he is entitled to receive, among other things, an annual base salary of $475,000 and an annual bonus equal to 50% of his annual base salary. In addition, upon the bankruptcy court's confirmation of a plan of reorganization or sale of substantially all of the Company's assets, assuming the valuation of the Company at such time meets or exceeds the thresholds established in the success sharing plan, Mr. Wynalek is entitled, as determined by the chief executive officer, to receive a portion of the incentive compensation pool that is set aside for senior executives of the Company as part of a success sharing plan approved by the bankruptcy court. Mr. Wynalek is also entitled to receive his salary and other benefits for a period of one year in the event the Company terminates him without cause or Mr. Wynalek resigns as the result of a constructive termination.

         Mr. Wynalek will replace Dennis Profitt who resigned from this position on July 21, 2006. Mr. Profitt will receive a lump sum severance payment equal to five (5) months of his annual base salary and is eligible to continue to participate in the Company's health plans for five (5) months.


Item 9.01  Financial Statement and Exhibits.

         (c)  Exhibits

                  99.1 Press Release dated July 24, 2006 issued by Collins & Aikman Corporation.


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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  July 25, 2006


                                   COLLINS & AIKMAN CORPORATION


                                   By: /s/ Stacy Fox
                                       ----------------------------------
                                       Name:   Stacy Fox
                                       Title:  Executive Vice President, Chief
                                               Administrative Officer & General
                                               Counsel
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                                  EXHIBIT INDEX

Exhibit No.       Description
-----------       -----------
   99.1           Press Release dated July 24, 2006 issued by Collins & Aikman
                  Corporation